Subsequent Events - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Subsequent Events [Abstract]
Proceeds from Sale of Property, Plant, and Equipment	$ 20,008	$ 589	$ 52,131
Subsequent Events
25. Subsequent Events

a.
On January 28, 2020, the Company entered into an agreement to sell the non-U.S. portion of its ship-to-ship support services business, as well its LNG terminal management business for $26 million, subject to adjustment for the final amounts of cash and other working capital present on the closing date. The sale is expected to close in the second quarter of 2020.

b.
On January 28, 2020 the Company entered into a new five-year, $532.8 million revolving credit facility to refinance 31 vessels which is scheduled to mature in late 2024, of which approximately $455 million which was used to repay the Company's two revolving facilities and the Company's term loan facility which was scheduled to mature in 2021.

c.
In January 2020, the Company entered into agreements to sell two Suezmax tankers for an aggregate price of $40.8 million. One vessel and the related bunkers was classified as held for sale on the consolidated balance sheet as at December 31, 2019 (note 21) and the net book value was written down to it sales price less closing costs. The vessel was then delivered in February 2020. The other vessel was delivered to its new owner in March 2020 and the Company expects to recognize a loss on sale of $2.7 million in the quarter ended March 31, 2020.

d.
In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (COVID-19) as a pandemic. The Company has not yet experienced a material negative impact to its business, results of operations, or financial position as a result of COVID-19. The future financial effects to the Company, if any, of COVID-19 cannot be reasonably estimated at this time.